FAIR VALUE MEASUREMENTS	9 Months Ended
Sep. 30, 2024
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS

2. FAIR VALUE MEASUREMENTS

Fair Value of Financial Instruments

Financial instruments of the Company consist primarily of cash and cash equivalents, restricted cash accounts, receivable, and accounts payable, and warrant liability. These items are considered Level 1 due to their short-term nature and their market interest rates. Warrant liability is considered Level 2 and is recorded at fair value at the end of each reporting period. Debt is considered Level 3, which the Company does not record at fair value.

The Company records warrants in connection with a public offering in 2022 (the “2022 Warrants”) as a liability. As discussed in Note 6 to the unaudited condensed consolidated financial statements, in connection with a registered direct offering in 2024, the Company amended certain of the 2022 Warrants to purchase up to an aggregate of 366,664 shares (the “Modified Warrants”). The terms of the remaining 433,321 of the 2022 Warrants were unchanged (the “Unmodified Warrants”).

The fair values of the Modified Warrants as of September 30, 2024 and December 31, 2023 were approximately $21,000 and $757,000, respectively, after 311,111 of the Modified Warrants with a fair value of $245,000 were exercised in the third quarter of 2024. The fair values of the Unmodified Warrants as of September 30, 2024 and December 31, 2023 were approximately $71,000 and $894,000, respectively.

The fair value of the 2022 Warrants was estimated using Black-Scholes pricing model based on the following assumptions:

	September 30, 2024		December 31, 2023
	Unmodified Warrants	Modified Warrants
Dividend yield	—%	—%	—%
Volatility	114.2%	104.0%	105.1%
Risk-free interest rate	3.56%	3.55%	3.93%
Expected lives (years)	2.89	4.33	3.64
Weighted average fair value	$0.165	$0.393	$2.064

The 2022 Warrants were deemed to be derivative instruments due to certain contingent put features. The fair value of the 2022 Warrants was determined using the Black-Scholes option pricing model, deemed to be an appropriate model due to the terms of the 2022 Warrants issued, including a fixed term and exercise price.

The fair value of the 2022 Warrants was affected by changes in inputs to the Black-Scholes option pricing model including the Company’s stock price, expected stock price volatility, the contractual term, and the risk-free interest rate. This model uses Level 2 inputs, including stock price volatility, in the fair value hierarchy established by ASC 820, Fair Value Measurement. The 2022 Warrants are classified as a long-term liability on the Company’s balance sheet.

The carrying value of the Company’s insurance promissory note approximates fair value as of September 30, 2024 and December 31, 2023, due to the short-term nature of the insurance note and is classified as Level 2 within the fair value hierarchy.

The DECD loan is classified within Level 3 of the fair value hierarchy. The following table presents the carrying value and fair value of the DECD loan. The fair value of the DECD loan is estimated based on discounted cash flows using the prevailing market interest rates.

		September 30,		December 31,
		2024		2023
(in thousands)	Fair Value Hierarchy	Carrying Value	Fair Value	Carrying Value	Fair Value
DECD loan	Level 3	$1,569	$1,200	$1,604	$1,255